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                                                                 EXHIBIT 10.20.3

                               WELLS FARGO BANK



                               December 2, 1997


Callaway Golf Company,
a California corporation
2285 Rutherford Road
Carlsbad, CA 92008


Gentlemen:

     This letter is to confirm that Wells Fargo Bank, National Association, successor-by-merger to First Interstate Bank of California ("Bank") has agreed to extend the maturity date of that certain credit accommodation granted by Bank to Callaway Golf Company, a California corporation ("Borrower") in the maximum principal amount of Fifty Million Dollars ($50,000,000.00), as evidenced by that certain promissory note dated as of December 1, 1995, executed by Borrower and payable to the order of Bank (the "Note"), a copy of which is attached hereto as Exhibit A.
---------

     The maturity date of said credit accommodation is hereby extended until February 15, 1998. The Note shall be deemed modified as of the date this letter is acknowledged by Borrower to reflect said new maturity date. All other terms and conditions of the Note remain in full force and effect, without waiver or modification.

     Borrower acknowledges that Bank has not committed to make any renewal or further extension of the maturity date of the above-described credit accommodation beyond the new maturity date specified herein, and that any such renewal or further extension remains in the sole discretion of Bank. This letter constitutes the entire agreement between Bank and Borrower with respect to the maturity date extension for the above-described credit accommodation, and supersedes all prior negotiations, discussions and correspondence concerning said extension.

     Please acknowledge your acceptance of the terms and conditions contained herein by dating and signing one copy below and returning it to my attention at the above address on or before December 19, 1997.


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                                          Very truly yours,

                                          WELLS FARGO BANK,
                                            NATIONAL ASSOCIATION,
                                            SUCCESSOR-BY-MERGER TO
                                            FIRST INTERSTATE BANK OF
                                            CALIFORNIA



                                              By: /s/ DAVID BRUEN
                                                  ------------------
                                                  David Bruen
                                                  Vice President


Acknowledged and accepted as of December 11, 1997.
                                -----------------


CALLAWAY GOLF COMPANY,
a California corporation


By:  /s/ DAVID RANE
     ------------------------------
     David Rane
     Chief Financial Officer

By:  /s/ STEVEN C. MCCRACKEN
     ------------------------------
     Steven C. McCracken
     Secretary


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                                   EXHIBIT A
                                   ---------

NOTE:  Exhibit A is identical to Exhibit 10.20.2, "Amended and Restated
----
Revolving Credit Note made by the Company in the principal amount of $50,000,000 and payable to First Interstate Bank of California, dated December 1, 1995 and First Amendment to Loan Agreement by and between the Company and First Interstate Bank of California dated December 1, 1995," listed in the Company's 1997 Annual Report on Form 10-K, and is incorporated herein by reference.